Note 11 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income before income taxes	$ 1,736	$ 52
Less net loss attributable to non-controlling interest in subsidiary	(324)	(60)
ncome (loss) before income taxes attributable to Avalon Holdings Corporation common shareholders	$ 2,060	$ 112
Federal statutory rate	21.00%	21.00%
Computed Federal provision for income taxes	$ 433	$ 24
State income taxes, net of federal income tax benefits	71	79
Change in valuation allowance	82	226
Increase in available federal tax credit	(144)	(80)
Other nondeductible expenses	38	16
Other nontaxable income	(411)	(168)
Other, net	20	1
Total provision for income taxes	$ 89	$ 98